UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2007

    Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29606
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On October 16, 2007, the board of directors of Southern First Bancshares, Inc., the holding company for Southern First Bank, N.A., voted to amend and restate the bylaws to change Article 7, Section 5 in order to comply with the NASDAQ's rules that require NASDAQ-listed companies to be able to issue uncertificated shares so that they can be eligible to participate in a direct registration program.

The amended and restated bylaws are attached to this Form 8-K as Exhibit 3.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits: The following exhibit is filed as part of this report:

Exhibit

Number                   Description

3.1        Amended and Restated Bylaws of Southern First Bancshares, Inc. as of October 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

Dated: January 10, 2008	By: /s/ James M. Austin, III Name: James M. Austin, III Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number             Description

3.1        Amended and Restated Bylaws of Southern First Bancshares, Inc. as of October 16, 2007